UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

   FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2018

WYNN RESORTS, LIMITED
(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3131 Las Vegas Boulevard South Las Vegas, Nevada		89109
(Address of principal executive offices)		(Zip Code)
(702) 770-7555
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed on April 18, 2018 (the "Original Filing") by Wynn Resorts, Limited (the "Company"). The Original Filing reported, among other items, the appointments of Betsy Atkins, Margaret (Dee Dee) Myers and Winifred (Wendy) Webb to the Company's Board of Directors (the "Board"). At the time of the Original Filing, the Board had not determined committee assignments for Mses. Atkins, Myers, and Webb. The Company hereby amends the Original Filing in accordance with instruction no. 2 of the Instructions to Item 5.02 to include information on the committee assignments and to voluntarily disclose additional changes to the composition of the Board's standing committees. Other than providing the additional information in Item 5.02 below, no other disclosure in the Original Filing is amended by this Form 8-K/A.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2018, the Board appointed Ms. Atkins as the Chairperson of the Compensation Committee and as a member of the Nominating and Corporate Governance Committee; Ms. Myers as a member of the Compensation Committee and as a member of the Nominating and Corporate Governance Committee; and Ms. Webb as a member of the Audit Committee and as a member of the Compensation Committee, each appointment effective on that date.

Following these appointments and additional rotation in assignments, the composition of the Board's standing committees is as follows: The Audit Committee consists of Alvin V. Shoemaker as Chairperson, and D. Boone Wayson and Ms. Webb as members. The Compensation Committee consists of Ms. Atkins as Chairperson, and Ms. Myers and Ms. Webb as members. The Nominating and Corporate Governance Committee consists of Jay L. Johnson as Chairperson, and Ms. Atkins, Patricia Mulroy and Ms. Myers as members.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNN RESORTS, LIMITED

Dated: May 22, 2018	By:	/s/ Kim Sinatra
Kim Sinatra
Executive Vice President and General Counsel